UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  August 27, 2010

RVUE HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

333-158117	94-3461079
(Commission File Number)	(IRS Employer Identification No.)

100 N.E. 3rd Avenue, Suite 200, Fort Lauderdale, Florida	33301
(Address of Principal Executive Offices)	(Zip Code)

954-525-6464

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 27, 2010, holders of a two-thirds majority of the outstanding common stock of rVue Holdings, Inc., a Nevada corporation, (the “Company”), acting by written consent pursuant to Nevada Revised Statutes 78.320 and 78.335, removed Richard J. Sullivan from his position on the Company’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RVUE HOLDINGS, INC.

Dated: August 27, 2010	By: /s/ David A. Loppert
David A. Loppert
Chief Financial Officer